EXHIBIT 99
----------

                      AMLI RESIDENTIAL PROPERTIES TRUST
                        FINANCIAL AND OPERATING DATA
                             September 30, 1998


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7.    Same Community Comparison - Wholly-Owned
                  - three months ended September 30, 1998 and 1997

            8.    Same Community Comparison - Wholly-Owned
                  - nine months ended September 30, 1998 and 1997

            9. Same Community Comparison - Wholly-Owned and Co-Investments
                  - three months ended September 30, 1998 and 1997

            10. Same Community Comparison - Wholly-Owned and Co-Investments
                  - nine months ended September 30, 1998 and 1997

            11.   Property Information

            12.   Property EBITDA

            13.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED              NINE MONTHS ENDED
                                                           SEPTEMBER 30,                   SEPTEMBER 30,
                                                     ------------------------        ------------------------
                                                       1998            1997            1998            1997
                                                     --------        --------        --------        --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . .        $ 25,673          20,035          75,015          57,996
  Other . . . . . . . . . . . . . . . . . . .           1,606           1,167           4,354           3,161
                                                     --------        --------        --------        --------
        Total Property Revenues . . . . . . .          27,279          21,202          79,369          61,157
                                                     --------        --------        --------        --------

Property operating expenses . . . . . . . . .         (10,497)         (8,482)        (30,483)        (23,935)
Property management fees. . . . . . . . . . .            (682)           (539)         (1,987)         (1,547)
                                                     --------        --------        --------        --------
        Property expenses . . . . . . . . . .         (11,179)         (9,021)        (32,470)        (25,482)
Operating expense ratio . . . . . . . . . . .            41.0%           42.5%           40.9%           41.7%
                                                     --------        --------        --------        --------
        Net operating income. . . . . . . . .          16,100          12,181          46,899          35,675
                                                     --------        --------        --------        --------
OTHER INCOME
------------
 Share of Service Cos. FFO (1). . . . . . . .              14             183             122             260
 Interest from Service Companies (2). . . . .             850             289           2,001             729
 Other interest . . . . . . . . . . . . . . .             430             172             844             399
 Share of partnerships FFO (3). . . . . . . .           1,659             904           4,148           2,391
 Fee income - acquisitions and
   dispositions . . . . . . . . . . . . . . .           --              --              --                137
 Fee income - developments. . . . . . . . . .             813             573           2,019           1,174
 Fee income - asset management. . . . . . . .             150             151             452             455
 Other. . . . . . . . . . . . . . . . . . . .              34             188             111             277
                                                     --------        --------        --------        --------
        Total other income. . . . . . . . . .           3,950           2,460           9,697           5,822
General and administrative (4). . . . . . . .            (837)           (680)         (2,803)         (2,153)
                                                     --------        --------        --------        --------
EBITDA. . . . . . . . . . . . . . . . . . . .          19,213          13,961          53,793          39,344
                                                     --------        --------        --------        --------
Interest expense. . . . . . . . . . . . . . .          (5,255)         (2,619)        (14,993)         (8,151)
Amortization of deferred costs. . . . . . . .            (116)           (105)           (364)           (435)
                                                     --------        --------        --------        --------
FUNDS FROM OPERATIONS (FFO) . . . . . . . . .        $ 13,842          11,237          38,436          30,758
                                                     ========        ========        ========        ========




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED              NINE MONTHS ENDED
                                                           SEPTEMBER 30,                  SEPTEMBER 30,
                                                     ------------------------        ------------------------
                                                       1998            1997            1998            1997
                                                     --------        --------        --------        --------

Capital expenditures paid from FFO. . . . . .          (1,175)           (825)         (3,029)         (2,705)
Other - share of Co-investments
  Cap exp.. . . . . . . . . . . . . . . . . .            (121)            (54)           (268)           (154)
                                                     --------        --------        --------        --------
Funds available for distribution
  (FAD) . . . . . . . . . . . . . . . . . . .        $ 12,546          10,358          35,139          27,899
                                                     ========        ========        ========        ========

FFO per share . . . . . . . . . . . . . . . .        $   0.60            0.55            1.73            1.58
FAD per share . . . . . . . . . . . . . . . .        $   0.54            0.50            1.58            1.43

Dividend per share. . . . . . . . . . . . . .        $   0.44            0.44            1.32            1.30
                                                     ========        ========        ========        ========

Dividend as a % of FFO. . . . . . . . . . . .           73.6%           80.4%           76.4%           82.3%
Dividend as a % of FAD. . . . . . . . . . . .           81.2%           87.3%           83.4%           90.9%
                                                     ========        ========        ========        ========


NOTES:

(1)   Includes share of income (before amortization of goodwill of $300) for the nine months ended September 30,
1998.

(2)   Interest on 13% notes receivable and working capital advances.

(3)   Includes share of income and share of depreciation of $2,640 and $1,834 for the nine months ended
September 30, 1998 and 1997, respectively.










AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED              NINE MONTHS ENDED
                                                           SEPTEMBER 30,                  SEPTEMBER 30,
                                                     ------------------------        ------------------------
                                                       1998            1997            1998            1997
                                                     --------        --------        --------        --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . .        $ 25,673          20,035          75,015          57,996
  Other . . . . . . . . . . . . . . . . . . .           1,606           1,167           4,354           3,161
Interest and share of income (loss)
 from Service Cos.. . . . . . . . . . . . . .             764             472           1,823             989
Other interest. . . . . . . . . . . . . . . .             430             172             844             399
Share of income from co-investment
 partnerships . . . . . . . . . . . . . . . .             685             224           1,508             557
Fees from co-investment partnerships. . . . .             997             912           2,582           2,043
                                                     --------        --------        --------        --------
        Total revenues. . . . . . . . . . . .          30,155          22,982          86,126          65,145
                                                     --------        --------        --------        --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . . .           2,565           1,953           7,411           5,498
Advertising and promotion . . . . . . . . . .             674             559           2,178           1,548
Utilities . . . . . . . . . . . . . . . . . .           1,259           1,097           3,403           3,031
Building repairs and maintenance. . . . . . .           1,748           1,706           4,493           4,269
Landscaping and grounds maintenance . . . . .             609             474           1,699           1,353
Real estate taxes . . . . . . . . . . . . . .           3,040           2,167           9,494           6,801
Insurance . . . . . . . . . . . . . . . . . .             232             243             704             641
Other operating expenses. . . . . . . . . . .             370             283           1,101             794
Property management fees. . . . . . . . . . .             682             539           1,987           1,547
Interest, net of capitalized. . . . . . . . .           5,255           2,619          14,993           8,151
Amortization of deferred costs. . . . . . . .             116             105             364             435
Depreciation of real property . . . . . . . .           3,214           2,456           9,661           7,148
Depreciation of personal property . . . . . .           1,252             872           3,584           2,433
General and administrative. . . . . . . . . .             837             680           2,803           2,153
                                                     --------        --------        --------        --------
        Total expenses. . . . . . . . . . . .          21,853          15,753          63,875          45,802
                                                     --------        --------        --------        --------




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED              NINE MONTHS ENDED
                                                           SEPTEMBER 30,                  SEPTEMBER 30,
                                                     ------------------------        ------------------------
                                                       1998            1997            1998            1997
                                                     --------        --------        --------        --------
Non-recurring item - gain on sale
  of properties and rate caps . . . . . . . .           --              --              --              --
                                                     --------        --------        --------        --------
Income before taxes, minority interest
  and extraordinary item. . . . . . . . . . .           8,302           7,229          22,251          19,343
                                                     --------        --------        --------        --------
Income taxes. . . . . . . . . . . . . . . . .           --              --              --              --
                                                     --------        --------        --------        --------
Income before minority interest/extra-
  ordinary items. . . . . . . . . . . . . . .           8,302           7,229          22,251          19,343
Minority interest . . . . . . . . . . . . . .           1,129           1,062           3,171           2,973
                                                     --------        --------        --------        --------
Income before and extraordinary items . . . .           7,173           6,167          19,080          16,370
Extraordinary items net of minority interest.           --                (19)          --               (196)
                                                     --------        --------        --------        --------
Net income. . . . . . . . . . . . . . . . . .        $  7,173           6,148          19,080          16,174
                                                     ========        ========        ========        ========

Net income allocable to preferred shares. . .           1,423             473           2,985           1,419
                                                     --------        --------        --------        --------
Net income allocable to common shares . . . .        $  5,750           5,675          16,095          14,755
                                                     ========        ========        ========        ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . . . . . .        $   0.35            0.35            0.97            0.97
Extraordinary item. . . . . . . . . . . . . .        $   0.00            0.00            0.00           (0.01)
Income per common share . . . . . . . . . . .        $   0.35            0.35            0.97            0.96
                                                     ========        ========        ========        ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item. . . . . . . . . . . . .        $  8,302           7,229          22,251          19,343
                                                     --------        --------        --------        --------
Depreciation of real property . . . . . . . .           3,214           2,456           9,661           7,148
Depreciation of personal property . . . . . .           1,252             872           3,584           2,433
Non-recurring items . . . . . . . . . . . . .           --              --              --              --
Share of Co-investments depreciation. . . . .             974             680           2,640           1,834
Share of Service Company amortization
  of goodwill . . . . . . . . . . . . . . . .             100           --                300           --
                                                     --------        --------        --------        --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED              NINE MONTHS ENDED
                                                           SEPTEMBER 30,                  SEPTEMBER 30,
                                                     ------------------------        ------------------------
                                                       1998            1997            1998            1997
                                                     --------        --------        --------        --------

Funds from operations (FFO) . . . . . . . . .        $ 13,842          11,237          38,436          30,758
FFO per share . . . . . . . . . . . . . . . .        $   0.60            0.55            1.73            1.58
                                                     ========        ========        ========        ========

Capital expenditures paid from FFO. . . . . .          (1,175)           (825)         (3,029)         (2,705)
Other - Share Co-investments Cap exp. . . . .            (121)            (54)           (268)           (154)
                                                     --------        --------        --------        --------

Funds available for distribution (FAD). . . .        $ 12,546          10,358          35,139          27,899
FAD per share . . . . . . . . . . . . . . . .        $   0.54            0.50            1.58            1.43
                                                     ========        ========        ========        ========

Dividends per share . . . . . . . . . . . . .        $   0.44            0.44            1.32            1.30
                                                     ========        ========        ========        ========

Dividends as a % of FFO . . . . . . . . . . .           73.6%           80.4%           76.4%           82.3%
Dividends as a % of FAD . . . . . . . . . . .           81.2%           87.3%           83.4%           90.9%
                                                     ========        ========        ========        ========






















AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data



                                                                          SEPT. 30,        DEC. 31,
                                                                             1998            1997
                                                                          ---------        --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 83,471        $ 78,476
  Depreciable property. . . . . . . . . . . . . . . . . . . . . . .         534,538         496,747
                                                                           --------        --------
                                                                            618,009         575,223
  Less accumulated depreciation . . . . . . . . . . . . . . . . . .         (75,592)        (62,641)
                                                                           --------        --------
                                                                            542,417         512,582

Properties under development. . . . . . . . . . . . . . . . . . . .          81,770          78,724
Investments in partnerships . . . . . . . . . . . . . . . . . . . .          65,090          50,729
Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .           8,754           5,676
Security deposits . . . . . . . . . . . . . . . . . . . . . . . . .           1,637           1,821
Deferred costs, net . . . . . . . . . . . . . . . . . . . . . . . .           3,144           3,140
Notes receivable and advances to Service Companies. . . . . . . . .          29,463          18,356
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,214           8,950
                                                                           --------        --------
        Total assets. . . . . . . . . . . . . . . . . . . . . . . .        $747,489        $679,978
                                                                           ========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $336,190         333,250
Accrued interest payable. . . . . . . . . . . . . . . . . . . . . .           1,523           1,389
Accrued real estate taxes . . . . . . . . . . . . . . . . . . . . .          10,609           9,334
Construction costs payable. . . . . . . . . . . . . . . . . . . . .           3,114           8,403
Security deposits and prepaid rents . . . . . . . . . . . . . . . .           3,044           2,722
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . .           2,411           2,978
                                                                           --------        --------
        Total liabilities . . . . . . . . . . . . . . . . . . . . .        $356,891        $358,076
                                                                           --------        --------





AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                                                          SEPT. 30,        DEC. 31,
                                                                             1998            1997
                                                                          ---------        --------

Minority interest . . . . . . . . . . . . . . . . . . . . . . . . .        $ 49,111        $ 51,463
                                                                           --------        --------
Shareholders' equity
  Preferred shares, $.01 par value. . . . . . . . . . . . . . . . .              42              11
  Shares of beneficial interest, $.01 par value . . . . . . . . . .             166             166
  Additional paid-in capital. . . . . . . . . . . . . . . . . . . .         417,570         341,148
  Employees and trustees notes. . . . . . . . . . . . . . . . . . .          (7,432)         (6,924)
  Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .          37,977          18,897
  Dividends paid. . . . . . . . . . . . . . . . . . . . . . . . . .        (106,836)        (82,859)
                                                                           --------        --------
        Total shareholders' equity. . . . . . . . . . . . . . . . .         341,487         270,439
                                                                           --------        --------
        Total liabilities and shareholders' equity. . . . . . . . .        $747,489        $679,978
                                                                           ========        ========



























                                         Amli Residential Properties Trust
                                     Selected Quarterly Financial Information
                                                September 30, 1998
                                   (dollars in thousands except for share data)
                                                             Quarter Ending
                      -----------------------------------------------------------------------------------------
                        Sept. 30,     Jun. 30,     Mar. 31,     Dec. 31,    Sept. 30,     Jun. 30,     Mar. 31,
                           1998         1998         1998         1997         1997         1997         1997
                         --------     --------     --------     --------     --------     --------     --------
Total Debt. . . . .      $336,190      337,108      361,305      333,250      235,692      238,061      220,964
Total Debt (1). . .       402,972      400,485      422,393      392,295      289,097      290,699      271,738

Total Shares
 and Units
 Outstanding (2). .    24,130,128   23,085,101   22,028,680   20,958,523   20,675,333   18,976,280   18,968,168
Value per
 Common Share -
 end of quarter . .      $21.3125      21.4375       22.938       22.250       23.250       23.625       23.000

Total Equity
 (Market Value) -
 end of quarter . .     $ 514,273      494,887      505,283      466,327      480,701      448,315      436,268

Total Market
 Capitalization . .       850,463      831,995      866,588      799,577      716,393      686,376      657,232
Total Market
 Capitalization
 (1). . . . . . . .       917,245      895,372      927,676      858,622      769,798      739,014      708,006
                         ========     ========     ========     ========     ========     ========     ========
Total Revenues(3) .      $ 30,155       29,309       26,662       24,928       22,982       21,313       20,850
EBITDA(4) . . . . .        19,213       18,048       16,532       15,420       13,961       12,861       12,522

FFO . . . . . . . .        13,842       13,130       11,464       11,414       11,237        9,888        9,633
FAD . . . . . . . .        12,546       11,965       10,628       10,752       10,358        9,073        8,468

Dividends Paid. . .         9,719        9,356        9,224        9,037        8,889        8,158        8,111

Debt service
 (net of capitalized
 interest). . . . .         5,932        5,441        5,571        4,340        3,154        3,420        3,195
Interest Expense. .         5,255        4,800        4,938        3,844        2,619        2,886        2,646

G & A Expense . . .           837        1,112          854          697          680          706          767

Total Shares
 and Units
 Outstanding
 - Wtd. Avg.. . . .    23,097,922   22,050,967   21,238,186   20,714,889   20,461,533   18,973,232   18,882,000
                       ==========   ==========   ==========   ==========   ==========   ==========   ==========




                                         Amli Residential Properties Trust
                               Selected Quarterly Financial Information - CONTINUED
                                                September 30, 1998
                                   (dollars in thousands except for share data)

                                                             Quarter Ending
                      -----------------------------------------------------------------------------------------
                        Sept. 30,     Jun. 30,     Mar. 31,     Dec. 31,    Sept. 30,     Jun. 30,     Mar. 31,
                           1998         1998         1998         1997         1997         1997         1997
                         --------     --------     --------     --------     --------     --------     --------
Interest
 Coverage Ratio . .          3.66         3.76         3.35         4.01         5.33         4.46         4.73

Debt as % of
 Total Market
 Capitalization . .        39.53%       40.52%       41.69%       41.68%       32.90%       34.68%       33.62%
Debt as % of
 Total Market
 Capitalization(1).        43.93%       44.73%       45.53%       45.69%       37.55%       39.34%       38.38%
EBITDA as % of
 Total Market
 Capitalization . .         9.04%        8.68%        7.63%        7.71%        7.80%        7.50%        7.62%
FFO as % of
 Total Market
 Equity . . . . . .        10.77%       10.61%        9.08%        9.79%        9.35%        8.82%        8.83%

G&A as % of
 Total Market
 Capitalization . .         0.39%        0.53%        0.39%        0.35%        0.38%        0.41%        0.47%
G&A as % of
 Total Revenues . .         2.78%        3.79%        3.20%        2.80%        2.96%        3.31%        3.68%

Dividends as %
 of FFO (5) . . . .         73.6%        74.1%        81.9%        80.1%        80.4%        82.5%        84.3%
Dividends as %
 of FAD (5) . . . .         81.2%        81.3%        88.3%        85.1%        87.3%        89.9%        95.9%

Apartment Units -
  Wholly Owned
  In Operation. . .        12,250       12,250       11,938       11,650       10,782       10,364        9,824
  Under Develop-
    ment. . . . . .         2,352        2,100        2,488        2,488        2,032        2,296        2,444
Apartment Units -
  Co-Investments
  In Operation. . .         6,123        6,123        5,851        5,851        5,421        4,815        4,815
  Under Develop-
    ment. . . . . .         2,464        2,224        1,456        1,456        1,370        1,324        1,324
                         --------     --------     --------     --------     --------     --------     --------
    Total Units . .        23,189       22,697       21,733       21,445       19,605       18,799       18,407
                         ========     ========     ========     ========     ========     ========     ========




                                         Amli Residential Properties Trust
                               Selected Quarterly Financial Information - CONTINUED
                                                September 30, 1998
                                   (dollars in thousands except for share data)



    (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.

    (2)  End of the quarter - At September 30, 1998, includes 4,225,000 preferred shares convertible to common shares.

    (3)  Excluding non-recurring gain of $2,457 in 1997.

    (4)  Includes other income, net of G & A expenses.

    (5)  Based on per share amounts.



                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                September 30, 1998
                                              (Dollars in thousands)


                                                  Percent                        Weighted Avg.        Years to
Type of Indebtedness             Balance          of Total        Interest       Interest Rate        Maturity
--------------------             --------         --------        --------       -------------        --------

Conventional Fixed Rate          $190,190           56.6%            Fixed              7.61%             7.7

Tax-exempt Variable
 Rate (1)                          50,250           14.9%         Variable              5.15%             4.1

Credit Facilities (2)              90,000           26.8%         Variable              6.74%             2.7

Service Companies                   5,750            1.7%            Fixed              9.22%             3.7
                                 --------        --------                            --------        --------
     Total                       $336,190          100.0%                               7.04%             5.8
                                 ========        ========                            ========        ========

                                 Balance
                                including
                                 share of
                             Co-investment        Percent                        Weighted Avg.        Years to
Type of Indebtedness             debt (3)         of Total        Interest       Interest Rate        Maturity
--------------------         -------------        --------        --------       -------------        --------

Conventional Fixed Rate          $256,972           63.8%            Fixed              7.67%             7.3

Tax-exempt Variable Rate(1)        50,250           12.5%         Variable              5.15%             4.1

Credit Facilities(2)               90,000           22.3%         Variable              6.74%             2.7

Service Companies                   5,750            1.4%            Fixed              9.22%             3.7
                                 --------        --------                            --------        --------
     Total                       $402,972          100.0%                               7.17%             5.8
                                 ========        ========                            ========        ========


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(2)  $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February
2003).
(3)  Co-Investment debt represents Amli Residential's pro rate share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rate share.

AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
SEPTEMBER 30, 1998
Unaudited - dollars in thousands

                                                                                    There-                 % to
                             1998       1999       2000       2001        2002      after      Total      Total
                           --------   --------   --------   --------   --------   --------   --------    -------
Fixed Rate Mortgages       $  7,104      2,780      3,138      3,394      3,655    170,119    190,190      56.6%
Tax Exempt Bonds*                                                        50,250                50,250      14.9%
Wachovia/First Chicago
 Line of Credit                                               90,000                           90,000      26.8%
Other                           750                                                  5,000      5,750       1.7%
                           --------   --------   --------   --------   --------   --------   --------    -------
Total Loans                $  7,854      2,780      3,138     93,394     53,905    175,119    336,190     100.0%
                           ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total             2.3%       0.8%       0.9%      27.8%      16.0%      52.2%     100.0%      83.4%
                           ========   ========   ========   ========   ========   ========   ========    =======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)               14      3,054      --         --         --         --         3,068       4.6%
Nationwide Life Ins. -
  Greenwood Forest (15%)          4         17         19         20      1,679      --         1,739       2.6%
Lincoln National Ins. -
  Champions Park (15%)            5         21         22         24      1,259      --         1,331       2.0%
Prudential Ins. -
  Champions Centre (15%)          2         10         11         12        955      --           990       1.5%
Allstate Life Ins. -
  Windbrooke (15%)                5         16         18         20         22      1,635      1,716       2.6%
CIGNA -
  Chevy Chase (33%)              42        177        189        202        216      8,770      9,596      14.4%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)              36        150        162        175        189      8,909      9,621      14.4%
Phoenix Mutual -
  Willeo Creek (30%)             13         53         56         60         64      2,690      2,936       4.4%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)            19         80         88         96        106      5,702      6,091       9.1%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)            --         71         77         84         91      5,515      5,838       8.7%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                    There-                 % to
                             1998       1999       2000       2001        2002      after      Total      Total
                           --------   --------   --------   --------   --------   --------   --------    -------
Erie Insurance -
  River Park (40%)            --            20         51         55         60      3,024      3,210       4.8%
Prudential Ins. -
  Amli at Danada (10%)        --            17         25         27         29      2,352      2,450       3.7%
Phoenix Home Life -
  Amli at Verandah (35%)      --            55         88         94        102      5,590      5,929       8.9%
Northwestern Mutual Life
  Ins. - Northwinds (35%)     --         --            15         95        103      5,762      5,975       8.9%
Northwestern Mutual Life
  Ins. - Regents Crest (25%)     16         65         70         76         82      3,710      4,019       6.0%
Amli Residential - Parkway
  (25%)                       2,150      --         --         --         --         --         2,150       3.2%
Central Bank, Trustee -
  Prairie Court (1%)          --            73      --         --         --         --            73       0.1%
Erie Insurance -
  Towne Creek (1%)            --            50      --         --         --         --            50       0.1%
                           --------   --------   --------   --------   --------   --------   --------    -------
Total Share of
 Co-Investments Loans      $  2,306      3,929        891      1,040      4,957     53,659     66,782     100.0%
                           ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total             3.5%       5.9%       1.3%       1.6%       7.4%      80.3%     100.0%      16.6%
                           ========   ========   ========   ========   ========   ========   ========    =======
Total Including Share
 of Co-Investments Debt    $ 10,160      6,709      4,029     94,434     58,862    228,778    402,972     100.0%
                           ========   ========   ========   ========   ========   ========   ========    =======
Percent to Total               2.5%       1.7%       1.0%      23.4%      14.6%      56.8%     100.0%     100.0%
                           ========   ========   ========   ========   ========   ========   ========    =======


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.













             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                THREE MONTHS ENDED SEPTEMBER 30, 1998 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                         7/1/98-9/30/98 Budget                          7/1/97-9/30/97
                      No. of       ---------------------------------     %      --------------------------------
                       Apts.       Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------    ----------  ------    ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
--------------
  Dallas                4,226         94.5%                            -1.0%         95.4%
  Atlanta               2,420         94.4%                             1.4%         93.1%
  Austin                  935         96.2%                             1.2%         95.0%
  Indianapolis            996         94.2%                             3.7%         90.8%
  Kansas                  908         92.3%                             1.4%         91.1%
  Chicago                 253         97.1%                             1.7%         95.5%
                        -----         -----                            -----         -----
     Weighted Average                 94.5%                             0.6%         93.9%
                                      =====                            =====         =====
       Total            9,738
                        =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $670                  2.3%                     $656
  Atlanta                                          747                  2.8%                      726
  Austin                                           666                  3.7%                      642
  Indianapolis                                     598                  5.0%                      570
  Kansas                                           653                  0.5%                      650
  Chicago                                          945                  4.4%                      905
                                                  ----                  ----                     ----
     Weighted Average                             $687                  2.7%                      669
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                               Per Month                                      Per Month
-----------------------                              ----------                                     ----------
Dallas                          $ 8,456,612     $  667         $0.80    0.9%   $ 8,379,544       $661      $0.79
Atlanta                           5,426,249     $  747         $0.80    4.9%   $ 5,170,520       $712      $0.76
Austin                            1,902,901     $  678         $0.92    4.9%   $ 1,814,760       $647      $0.88
Indianapolis                      1,786,386     $  598         $0.73    7.6%   $ 1,660,676       $556      $0.67
Kansas                            1,745,591     $  641         $0.74    0.3%   $ 1,740,710       $639      $0.74
Chicago                             804,477     $1,060         $1.24    8.1%   $   744,026       $980      $1.15
                                -----------     ------         -----   -----   -----------       ----      -----
    Total                       $20,122,217     $  689         $0.81    3.1%   $19,510,236       $668      $0.78
                                ===========      =====         =====   =====   ===========       ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)

                                         7/1/98-9/30/98 Budget                          7/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                (ANNUALIZED)
---------------------------                         ------------                                ------------
  Dallas                       $  3,943,390     $3,733         $4.46    6.5%    $3,703,286     $3,505      $4.19
  Atlanta                         1,945,134      3,215          3.45    6.6%     1,824,488      3,016       3.23
  Austin                            795,304      3,402          4.62   -4.4%       832,086      3,560       4.84
  Indianapolis                      662,922      2,662          3.23   -5.5%       701,508      2,817       3.42
  Kansas                            696,090      3,066          3.56   -1.5%       706,682      3,113       3.62
  Chicago                           385,086      6,088          7.12   -1.7%       391,935      6,197       7.25
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  8,427,926     $3,462         $4.06    3.3%    $8,159,983     $3,352      $3.93
                               ============     ======         =====   =====    ==========     ======      =====
Operating Efficiency                  41.9%                                          41.8%
                               ============                                     ==========

                                                     PER MONTH                                     PER MONTH
                                                     ---------                                    ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       53.4%   55.8%    $  4,513,222       $356         $0.43   -3.5%   $ 4,676,259       $369      $0.44
 Atlanta      64.2%   64.7%       3,481,115        479          0.51    4.0%     3,346,032        461      $0.49
 Austin       58.2%   54.1%       1,107,597        395          0.54   12.7%       982,675        350      $0.48
 Indianapolis 62.9%   57.8%       1,123,465        376          0.46   17.1%       959,169        321      $0.39
 Kansas       60.1%   59.4%       1,049,501        385          0.45    1.5%     1,034,028        380      $0.44
 Chicago      52.1%   47.3%         419,391        553          0.65   19.1%       352,091        464      $0.54
              -----   -----    ------------       ----         -----   -----   -----------       ----      -----
    Total     58.1%   58.2%    $ 11,694,291       $400         $0.47    3.0%   $11,350,253       $389      $0.46
              =====   =====    ============       ====         =====   =====   ===========       ====      =====
Operating Margin                      58.1%                                          58.2%
                               ============                                    ===========
CAPITAL EXPENDITURES                                (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                ------------                                  ------------
  Dallas                       $    419,591       $397         $0.47   73.9%    $  241,286       $228      $0.27
  Atlanta                           216,051        357          0.38   -7.2%       232,773        385       0.41
  Austin                             74,076        317          0.43  -45.9%       136,988        586       0.80
  Indianapolis                      196,955        791          0.96  210.2%        63,496        255       0.31
  Kansas                            128,198        565          0.66   52.7%        83,956        370       0.43
  Chicago                             9,672        153          0.18  -12.4%        11,044        175       0.20
                               ------------       ----         -----  ------    ----------       ----      -----
    Total                      $  1,044,544       $429         $0.50   35.7%    $  769,544       $316      $0.37
                               ============       ====         =====  ======    ==========       ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97

                                         7/1/98-9/30/98 Budget                          7/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
REPAIRS AND MAINTENANCE                (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                ------------                                   ------------
  Dallas                       $    702,951     $  665         $0.80    0.5%    $  699,799     $  662      $0.79
  Atlanta                           318,444        526          0.56  -13.7%       369,022        610       0.65
  Austin                            116,989        500          0.68  -14.6%       137,053        586       0.80
  Indianapolis                      152,754        613          0.74  -13.0%       175,678        706       0.86
  Kansas                            102,235        450          0.52    7.8%        94,855        418       0.49
  Chicago                            96,390      1,524          1.78    9.0%        88,435      1,398       1.64
                               ------------     ------         -----  ------    ----------     ------      -----
    Total                      $  1,489,764     $  612         $0.72   -4.8%    $1,564,841     $  643      $0.75
                               ============     ======         =====  ======    ==========     ======      =====

REAL ESTATE TAXES                     (ANNUALIZED)                                    (ANNUALIZED)
-----------------                     ------------                                    ------------
  Dallas                       $  1,226,910     $1,161         $1.39   18.9%    $1,031,642     $  976      $1.17
  Atlanta                           356,695        590          0.63   36.4%       261,523        432       0.46
  Austin                            239,898      1,026          1.39   11.4%       215,406        922       1.25
  Indianapolis                      120,182        483          0.59  -32.4%       177,732        714       0.87
  Kansas                            178,280        785          0.91  -16.2%       212,667        937       1.09
  Chicago                            93,251      1,474          1.72  -21.5%       118,818      1,879       2.20
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  2,215,216     $  910         $1.07    9.8%    $2,017,788     $  829      $0.97
                               ============     ======         =====   =====    ==========     ======      =====



















             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                 NINE MONTHS ENDED SEPTEMBER 30, 1998 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-9/30/98                              1/1/97-9/30/97
                       No. of      ---------------------------------     %      --------------------------------
                       Apts.       Amount/%   Per Unit     Per Sq Ft  Change     Amount/%    Per Unit  Per Sq Ft
                       ------      --------   --------    ----------  ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                4,226         94.7%                             0.3%         94.3%
  Atlanta               2,420         93.9%                             0.3%         93.7%
  Austin                  935         96.0%                             2.1%         94.1%
  Indianapolis            996         93.0%                             1.1%         92.0%
  Kansas                  908         92.5%                             0.3%         92.2%
  Chicago                 253         97.1%                             4.4%         93.1%
                       ------         -----                            -----         -----
    Weighted Average                  94.3%                             0.7%         93.7%
    Total               9,738         =====                            =====         =====
                       ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $667                  2.8%                     $648
  Atlanta                                          739                  1.7%                      726
  Austin                                           654                  1.6%                      644
  Indianapolis                                     581                  1.7%                      572
  Kansas                                           652                  0.9%                      646
  Chicago                                          937                  2.3%                      916
                                                  ----                  ----                     ----
    Weighted Average                              $680                  2.1%                     $666
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                               PER MONTH                                     PER MONTH
-----------------------                               ---------                                     ---------
  Dallas                        $25,244,864     $  664         $0.79    3.3%   $24,439,294       $643      $0.77
  Atlanta                        15,889,544        730          0.78    2.4%    15,515,631        712      $0.76
  Austin                          5,565,416        661          0.90    3.6%     5,370,924        638      $0.87
  Indianapolis                    5,136,528        573          0.70    2.2%     5,025,998        561      $0.68
  Kansas                          5,211,022        638          0.74    1.0%     5,159,897        631      $0.73
  Chicago                         2,377,230      1,044          1.22   10.5%     2,151,433        945      $1.11
                                -----------     ------         -----   -----    ----------       ----      -----
    Total                       $59,424,604     $  678         $0.80    3.1%   $57,663,178       $658      $0.77
                                ===========     ======         =====   =====   ===========       ====      =====





             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                 NINE MONTHS ENDED SEPTEMBER 30, 1998 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-9/30/98                              1/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change     Amount/%    Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                         ------------                                 -----------
  Dallas                       $ 11,103,762     $3,503         $4.19    6.6%   $10,418,667     $3,287      $3.93
  Atlanta                         5,672,829      3,126          3.35    2.4%     5,542,188      3,054       3.27
  Austin                          2,346,395      3,346          4.55   -5.8%     2,491,407      3,553       4.83
  Indianapolis                    1,896,602      2,539          3.08   -1.2%     1,919,686      2,570       3.12
  Kansas                          2,015,865      2,960          3.44    0.8%     1,999,504      2,936       3.41
  Chicago                         1,254,380      6,611          7.73   -1.2%     1,269,821      6,692       7.83
                               ------------     ------         -----   -----   -----------     ------      -----
    Total                      $ 24,289,832     $3,326         $3.90    2.7%   $23,641,272     $3,237      $3.80
                               ============     ======         =====   =====   ===========     ======      =====
Operating Efficiency                  40.9%                                          41.0%
                                      =====                                          =====

                                                     PER MONTH                                     PER MONTH
                1998     1997                        ---------                                    ----------
NOI               %        %
---             -----   -----
 Dallas         56.0%   57.4%  $ 14,141,102       $372         $0.44    0.9%   $14,020,628       $369      $0.44
 Atlanta        64.3%   64.3%    10,216,715        469          0.50    2.4%     9,973,444        458       0.49
 Austin         57.8%   53.6%     3,219,022        383          0.52   11.8%     2,879,517        342       0.46
 Indianapolis   63.1%   61.8%     3,239,927        361          0.44    4.3%     3,106,312        347       0.42
 Kansas         61.3%   61.2%     3,195,157        391          0.45    1.1%     3,160,394        387       0.45
 Chicago        47.2%   41.0%     1,122,850        493          0.58   27.4%       881,612        387       0.45
                -----   -----  ------------       ----         -----   -----   -----------       ----      -----
    Total       59.1%   59.0%  $ 35,134,772       $401         $0.47    3.3%   $34,021,906       $388      $0.46
                =====   =====  ============       ====         =====   =====   ===========       ====      =====
Operating Margin                      59.1%                                          59.0%
                                      =====                                          =====




             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                 NINE MONTHS ENDED SEPTEMBER 30, 1998 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-9/30/98                              1/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change     Amount/%    Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------

CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                -------------                               ------------
  Dallas                       $  1,200,671       $379         $0.45   -4.5%    $1,257,511       $397      $0.47
  Atlanta                           602,101        332          0.36    6.6%       564,847        311       0.33
  Austin                            273,599        390          0.53   -9.1%       300,879        429       0.58
  Indianapolis                      296,657        397          0.48   91.4%       155,009        208       0.25
  Kansas                            299,620        440          0.51   79.2%       167,230        246       0.29
  Chicago                            62,778        331          0.39  -37.6%       100,564        530       0.62
                               ------------       ----         -----  ------    ----------       ----      -----
    Total                      $  2,735,426       $375         $0.44    7.4%    $2,546,040       $349      $0.41
                               ============       ====         =====  ======    ==========       ====      =====

REPAIRS AND MAINTENANCE                             (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                             ------------                                 ------------
  Dallas                       $  1,698,340     $  536         $0.64    0.7%    $1,685,993     $  532      $0.64
  Atlanta                           834,470        460          0.49   -5.9%       886,377        488       0.52
  Austin                            334,438        477          0.65  -24.3%       442,024        630       0.86
  Indianapolis                      367,484        492          0.60  -11.7%       416,109        557       0.68
  Kansas                            282,872        415          0.48    2.1%       277,117        407       0.47
  Chicago                           262,059      1,381          1.62   -0.2%       262,645      1,384       1.62
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  3,779,662     $  518         $0.61   -4.8%    $3,970,265     $  544      $0.64
                               ============     ======         =====   =====    ==========     ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                (ANNUALIZED)
-----------------                                   ------------                                ------------
  Dallas                       $  3,677,666     $1,160         $1.39   17.2%    $3,139,246     $  990      $1.18
  Atlanta                         1,183,207        652          0.70    8.7%     1,088,044        599       0.64
  Austin                            719,694      1,026          1.39   11.4%       646,218        922       1.25
  Indianapolis                      387,933        519          0.63  -25.5%       520,626        697       0.85
  Kansas                            553,586        813          0.94  -13.2%       638,001        937       1.09
  Chicago                           399,353      2,105          2.46   -4.4%       417,570      2,201       2.57
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  6,921,439     $  948         $1.11    7.3%    $6,449,706     $  883      $1.04
                               ============     ======         =====    ====    ==========     ======      =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                THREE MONTHS ENDED SEPTEMBER 30, 1998 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)
                                            7/1/98-9/30/98                              7/1/97-9/30/97
                      No. of       ---------------------------------     %      --------------------------------
                       Apts.       Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------    ----------  ------    ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
--------------
  Dallas                4,226         94.5%                            -1.0%         95.4%
  Atlanta               3,314         94.3%                             1.7%         92.8%
  Austin                1,523         95.5%                             0.9%         94.7%
  Houston                 754         95.8%                            -0.2%         96.0%
  Indianapolis            996         94.2%                             3.7%         90.8%
  Kansas                  908         92.3%                             1.4%         91.1%
  Chicago               1,694         95.9%                             0.9%         95.1%
                        -----         -----                            -----         -----
     Weighted Average                 94.6%                             0.7%         94.0%
                                      =====                            =====         =====
       Total           13,415
                       ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $670                  2.3%                     $656
  Atlanta                                          755                  1.9%                      740
  Austin                                           639                  3.4%                      618
  Houston                                          765                  6.1%                      721
  Indianapolis                                     598                  5.0%                      570
  Kansas                                           653                  0.5%                      650
  Chicago                                          968                  4.6%                      925
                                                  ----                  ----                     ----
     Weighted Average                             $724                  3.0%                     $703
                                                  ====                  ====                     ====
TOTAL PROPERTY REVENUES                               Per Month                                   Per Month
-----------------------                              ----------                                  ----------
Dallas                          $ 8,456,612     $  667         $0.79    0.9%   $ 8,379,544       $661      $0.79
Atlanta                           7,543,196        759          0.79    4.3%     7,233,409        728       0.76
Austin                            2,959,932        648          0.91    4.7%     2,827,696        619       0.87
Houston                           1,784,701        789          0.85    8.8%     1,641,005        725       0.78
Indianapolis                      1,786,386        598          0.73    7.6%     1,660,676        556       0.67
Kansas                            1,745,591        641          0.74    0.3%     1,740,710        639       0.74
Chicago                           5,078,827        999          1.18    5.8%     4,800,739        945       1.12
                                -----------     ------         -----   -----   -----------       ----      -----
    Total                       $29,355,247     $  729         $0.85    3.8%   $28,283,780       $703      $0.82
                                ===========     ======         =====   =====   ===========       ====      =====




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) -
CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)

                                            7/1/98-9/30/98                              7/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                (ANNUALIZED)
---------------------------                         ------------                                ------------
  Dallas                       $  3,943,390     $3,733         $4.45    6.5%    $3,703,286     $3,505      $4.18
  Atlanta                         2,740,251      3,307          3.45    3.8%     2,639,718      3,186       3.32
  Austin                          1,325,239      3,481          4.88   -2.0%     1,352,073      3,551       4.98
  Houston                           698,801      3,707          4.01    3.8%       673,265      3,572       3.86
  Indianapolis                      662,922      2,662          3.23   -5.5%       701,508      2,817       3.42
  Kansas                            696,090      3,066          3.56   -1.5%       706,682      3,113       3.62
  Chicago                         1,958,504      4,625          5.46   -0.1%     1,960,981      4,630       5.47
                               ------------     ------         -----   -----   -----------     ------      -----
    Total                      $ 12,025,197     $3,586         $4.17    2.5%   $11,737,512     $3,500      $4.07
                               ============     ======         =====   =====   ===========     ======      =====
Operating Efficiency                  41.0%                                          41.5%
                               ============                                    ===========

                                                     PER MONTH                                     PER MONTH
                                                     ---------                                    ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       53.4%   55.8%    $  4,513,222       $356         $0.42   -3.5%   $ 4,676,259       $369      $0.44
 Atlanta      63.7%   63.5%       4,802,946        483          0.50    4.6%     4,593,691        462       0.48
 Austin       55.2%   52.2%       1,634,693        358          0.50   10.8%     1,475,623        323       0.45
 Houston      60.8%   59.0%       1,085,900        480          0.52   12.2%       967,740        428       0.46
 Indianapolis 62.9%   57.8%       1,123,465        376          0.46   17.1%       959,169        321       0.39
 Kansas       60.1%   59.4%       1,049,501        385          0.45    1.5%     1,034,028        380       0.44
 Chicago      61.4%   59.2%       3,120,323        614          0.73    9.9%     2,839,758        559       0.66
              -----   -----    ------------       ----         -----   -----   -----------       ----      -----
    Total     59.0%   58.5%    $ 17,330,050       $431         $0.50    4.7%   $16,546,268       $411      $0.48
              =====   =====    ============       ====         =====   =====   ===========       ====      =====
Operating
 Margin                               59.0%                                          58.5%
                               ============                                    ===========


   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) -
CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97

                                            7/1/98-9/30/98                              7/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                ------------                                ------------
  Dallas                       $    419,591       $397         $0.47   73.9%    $  241,286       $228      $0.27
  Atlanta                           255,710        309          0.32   -4.7%       268,333        324       0.34
  Austin                            166,370        437          0.61   -0.7%       167,537        440       0.62
  Houston                            24,966        132          0.14   18.3%        21,096        112       0.12
  Indianapolis                      196,955        791          0.96  210.2%        63,496        255       0.31
  Kansas                            128,198        565          0.66   52.7%        83,956        370       0.43
  Chicago                           193,827        458          0.54   92.6%       100,649        238       0.28
                               ------------       ----         -----  ------    ----------       ----      -----
    Total                      $  1,385,617       $413         $0.48   46.4%    $  946,353       $282      $0.33
                               ============       ====         =====  ======    ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    702,951     $  665         $0.79    0.5%    $  699,799     $  662      $0.79
  Atlanta                           415,004        501          0.52  -14.8%       486,826        588       0.61
  Austin                            213,530        561          0.79   -8.0%       231,984        609       0.85
  Houston                            48,245        256          0.28    3.9%        46,427        246       0.27
  Indianapolis                      152,754        613          0.74  -13.0%       175,678        706       0.86
  Kansas                            102,235        450          0.52    7.8%        94,855        418       0.49
  Chicago                           329,527        778          0.92    5.4%       312,700        738       0.87
                               ------------     ------         -----  ------    ----------     ------      -----
    Total                      $  1,964,246     $  586         $0.68   -4.1%    $2,048,269     $  611      $0.71
                               ============     ======         =====  ======    ==========     ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                   ------------                                 ------------
  Dallas                       $  1,226,910     $1,161         $1.38   18.9%    $1,031,642     $  976      $1.16
  Atlanta                           428,488        517          0.54    0.1%       428,041        517       0.54
  Austin                            387,459      1,018          1.43   11.1%       348,696        916       1.28
  Houston                           272,777      1,447          1.56    5.0%       259,739      1,378       1.49
  Indianapolis                      120,182        483          0.59  -32.4%       177,732        714       0.87
  Kansas                            178,280        785          0.91  -16.2%       212,667        937       1.09
  Chicago                           260,976        616          0.73  -54.9%       578,702      1,366       1.61
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  2,875,072     $  857         $1.00   -5.3%    $3,037,218     $  906      $1.05
                               ============     ======         =====   =====    ==========     ======      =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                 NINE MONTHS ENDED SEPTEMBER 30, 1998 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)
                                            1/1/98-9/30/98                              1/1/97-9/30/97
                      No. of       ---------------------------------     %      --------------------------------
                       Apts.       Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------    ----------  ------    ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
--------------
  Dallas                4,226         94.7%                             0.3%         94.3%
  Atlanta               3,314         93.6%                            -0.1%         93.7%
  Austin                1,523         95.7%                             1.5%         94.3%
  Houston                 754         95.6%                             1.1%         94.6%
  Indianapolis            996         93.0%                             1.1%         92.0%
  Kansas                  908         92.5%                             0.3%         92.2%
  Chicago               1,694         96.2%                             2.2%         94.1%
                        -----         -----                            -----         -----
     Weighted Average                 94.5%                             0.7%         93.8%
                                      =====                            =====         =====
       Total           13,415
                       ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $667                  2.8%                     $648
  Atlanta                                          748                  1.2%                      739
  Austin                                           627                  1.3%                      620
  Houston                                          750                  5.9%                      709
  Indianapolis                                     581                  1.7%                      572
  Kansas                                           652                  0.9%                      646
  Chicago                                          952                  3.9%                      916
                                                  ----                  ----                     ----
     Weighted Average                             $716                  2.4%                     $699
                                                  ====                  ====                     ====
TOTAL PROPERTY REVENUES                               Per Month                                   Per Month
-----------------------                              ----------                                  ----------
Dallas                          $25,244,864     $  664         $0.79    3.3%   $24,439,294       $643      $0.77
Atlanta                          22,010,550        738          0.77    1.3%    21,726,761        728       0.76
Austin                            8,670,286        633          0.89    3.1%     8,408,921        613       0.86
Houston                           5,162,794        761          0.82    7.8%     4,787,483        705       0.76
Indianapolis                      5,136,528        573          0.70    2.2%     5,025,998        561       0.68
Kansas                            5,211,022        638          0.74    1.0%     5,159,897        631       0.73
Chicago                          14,909,440        978          1.16    6.2%    14,043,708        921       1.09
                                -----------     ------         -----   -----   -----------       ----      -----
    Total                       $86,345,483     $  715         $0.83    3.3%   $83,592,062       $692      $0.80
                                ===========     ======         =====   =====   ===========       ====      =====




AMLI RESIDENTIAL PROPERTIES L.P.-"SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)-CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)


                                            1/1/98-9/30/98                              1/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                (ANNUALIZED)
---------------------------                         ------------                                ------------
  Dallas                       $ 11,103,762     $3,503         $4.17    6.6%   $10,418,667     $3,287      $3.92
  Atlanta                         8,088,043      3,254          3.39    2.5%     7,890,347      3,175       3.31
  Austin                          3,851,306      3,372          4.73   -2.2%     3,938,998      3,448       4.83
  Houston                         2,082,778      3,683          3.98    5.1%     1,982,319      3,505       3.79
  Indianapolis                    1,896,602      2,539          3.08   -1.2%     1,919,686      2,570       3.12
  Kansas                          2,015,865      2,960          3.44    0.8%     1,999,504      2,936       3.41
  Chicago                         5,938,365      4,674          5.52    2.6%     5,789,793      4,557       5.38
                               ------------     ------         -----   -----   -----------     ------      -----
    Total                      $ 34,976,722     $3,476         $4.04    3.1%   $33,939,313     $3,373      $3.92
                               ============     ======         =====   =====   ===========     ======      =====
Operating Efficiency                  40.5%                                          40.6%
                               ============                                    ===========

                                                     PER MONTH                                       PER MONTH
                                                     ---------                                      ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       56.0%   57.4%     $14,141,102       $372         $0.44    0.9%   $14,020,628       $369      $0.44
 Atlanta      63.3%   63.7%      13,922,506        467          0.49    0.6%    13,836,414       $464      $0.48
 Austin       55.6%   53.2%       4,818,979        352          0.49    7.8%     4,469,923       $326      $0.46
 Houston      59.7%   58.6%       3,080,015        454          0.49    9.8%     2,805,164       $413      $0.45
 Indianapolis 63.1%   61.8%       3,239,927        361          0.44    4.3%     3,106,312       $347      $0.42
 Kansas       61.3%   61.2%       3,195,157        391          0.45    1.1%     3,160,394       $387      $0.45
 Chicago      60.2%   58.8%       8,971,075        588          0.70    8.7%     8,253,914       $541      $0.64
              -----   -----    ------------       ----         -----   -----   -----------       ----      -----
    Total     59.5%   59.4%    $ 51,368,762       $425         $0.49    3.5%   $49,652,750       $411      $0.48
              =====   =====    ============       ====         =====   =====   ===========       ====      =====
Operating
 Margin                               59.5%                                           59.4
                               ============                                     ==========


AMLI RESIDENTIAL PROPERTIES L.P.-"SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)-CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97

                                            1/1/98-9/30/98                              1/1/97-9/30/97
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------
CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                ------------                                ------------
  Dallas                       $  1,200,671       $379         $0.45   -4.5%    $1,257,511       $397       0.47
  Atlanta                           691,871        278          0.29   -2.6%       710,635        286       0.30
  Austin                            464,139        406          0.57   13.8%       407,850        357       0.50
  Houston                            91,166        161          0.17   52.1%        59,951        106       0.11
  Indianapolis                      296,657        397          0.48   91.4%       155,009        208       0.25
  Kansas                            299,620        440          0.51   79.2%       167,230        246       0.29
  Chicago                           444,574        350          0.41   64.7%       269,850        212       0.25
                               ------------       ----         -----  ------    ----------       ----      -----
    Total                      $  3,488,698       $347         $0.40   15.2%    $3,028,036       $301      $0.35
                               ============       ====         =====  ======    ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                     $    1,698,340       $536          0.64    0.7%    $1,685,993     $  532      $0.63
  Atlanta                         1,151,711        463          0.48   -2.2%     1,178,006        474       0.49
  Austin                            587,575        514          0.72  -14.0%       682,949        598       0.84
  Houston                           134,120        237          0.26    3.5%       129,546        229       0.25
  Indianapolis                      367,484        492          0.60  -11.7%       416,109        557       0.68
  Kansas                            282,872        415          0.48    2.1%       277,117        407       0.47
  Chicago                           909,539        716          0.85    8.6%       837,326        659       0.78
                               ------------     ------         -----  ------    ----------     ------      -----
    Total                      $  5,131,640     $  510         $0.59   -1.4%    $5,207,045     $  518      $0.60
                               ============     ======         =====  ======    ==========     ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                   ------------                                 ------------
  Dallas                       $  3,677,666     $1,160         $1.38   17.2%    $3,139,246     $  990      $1.18
  Atlanta                         1,697,558        683          0.71    6.2%     1,597,795        643       0.67
  Austin                          1,162,377      1,018          1.43   11.1%     1,046,088        916       1.28
  Houston                           817,938      1,446          1.56   17.1%       698,402      1,235       1.34
  Indianapolis                      387,933        519          0.63  -25.5%       520,626        697       0.85
  Kansas                            553,586        813          0.94  -13.2%       638,001        937       1.09
  Chicago                         1,968,839      1,550          1.83    4.9%     1,877,360      1,478       1.75
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $ 10,265,897     $1,020         $1.19    7.9%    $9,517,518     $  946      $1.10
                               ============     ======         =====   =====    ==========     ======      =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of September 30, 1998
                                                                                           Qtr ended
                                                                                        Sept. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Sept. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
DALLAS/
FT. WORTH, TX
-------------
Amli:
 at Autumn Chase     Carrollton, TX      1991    1987/96     450    374,288        832   $685    $0.82        92.8%
 at Bent Tree        Dallas, TX          1997       1996     300    282,774        943    825     0.88        94.3%
 at Bishop's Gate    West Plano, TX      1997       1997     266    292,092      1,098  1,042     0.95        94.5%
 at Chase Oaks       Plano, TX           1994       1986     250    193,736        775    680     0.88        95.3%
 at Gleneagles       Dallas, TX          1988    1987/97     590    521,302        884    723     0.82        95.7%
 on the Green        Ft. Worth, TX       1994    1990/93     424    358,560        846    680     0.80        93.1%
 at Nantucket        Dallas, TX          1988       1986     312    222,208        712    564     0.79        96.9%
 of North Dallas     Dallas, TX       1989/90    1985/86   1,032    905,590        878    656     0.75        93.3%
 at Reflections      Irving, TX          1993       1986     212    174,332        822    687     0.84        95.1%
 on Rosemeade        Dallas, TX          1990       1987     236    205,382        870    663     0.76        96.9%
 on Timberglen       Dallas, TX          1990       1985     260    201,198        774    612     0.79        94.0%
 at Valley Ranch     Irving TX           1990       1985     460    389,940        848    707     0.83        94.9%
                                                           -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                           4,792  4,121,402        860   $701    $0.81        94.4%
                                                           -----  ---------        ---   ----    -----       ------
ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA               1982/83/
                                                     95      695    632,393        910   $692    $0.76        95.3%
 at Spring Creek     Dunwoody, GA               1985/86/
                                                  87/89    1,180  1,080,560        916    727     0.79        93.3%
 at Vinings          Atlanta, GA         1992       1985     208    229,708      1,104    810     0.73        95.0%
 at Vinings-
  Phase II           Atlanta, GA         1997       1985     152    144,532        951    749     0.79        96.5%
 at West Paces       Atlanta, GA         1993       1992     337    314,707        934    892     0.96        96.1%
 at Peachtree City   Atlanta, GA                    1998     312    305,756        980    844     0.86        98.7%
 at Clairmont        Atlanta, GA         1998       1988     288    229,335        796    772     0.97        95.5%
                                                          ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                              3,172  2,936,991        926   $759    $0.82        95.1%
                                                          ------  ---------      -----   ----    -----       ------




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of September 30, 1998

                                                                                           Qtr ended
                                                                                        Sept. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Jun. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX          1986       1983     231    178,116        771   $700    $0.91        94.4%
 in Great Hills      Austin, TX          1991       1985     344    256,892        747    697     0.93        96.6%
 at Lantana Ridge    Austin, TX          1997       1997     354    311,808        881    810     0.92        93.9%
 at Martha's
 Vineyard            Austin, TX          1992       1986     360    253,328        704    615     0.87        96.9%
                                                           -----  ---------        ---   ----    -----        -----
  Subtotal-
  Austin, TX                                               1,289  1,000,144        776   $706    $0.91        95.6%
                                                           -----  ---------        ---   ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS        1994       1989     152    125,800        828   $667    $0.81        90.6%
 at Crown Colony     Topeka, KS          1994       1986     156    120,984        776    586     0.76        89.3%
 at Crown Colony II  Topeka, KS                     1997      64     51,292        801    643     0.80        93.2%
 at Regents Center   Overland Park, KS   1994    1991/95     300    274,170        914    707     0.77        95.5%
 at Regents
  Center II          Overland Park, KS              1997     124    123,728        998    760     0.76        95.7%
 at Sherwood         Topeka, KS          1994       1993     300    260,340        868    626     0.72        91.6%
 at Town Center      Overland Park, KS   1997       1997     156    176,994      1,135    935     0.82        92.5%
                                                           -----  ---------      -----   ----    -----        -----
  Subtotal
   -Eastern KS                                             1,252  1,133,308        905   $698    $0.77        92.7%
                                                           -----  ---------      -----   ----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN 1992/93    1983/85     996    820,712        824   $598    $0.73        94.2%
 at Conner Farms     Indianapolis, IN    1997       1993     300    324,636      1,082    793     0.73        88.9%
                                                           -----  ---------      -----   ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                   1,296  1,145,348        884   $644    $0.73        93.0%
                                                           -----  ---------      -----   ----    -----        -----





AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of September 30, 1998

                                                                                           Qtr ended
                                                                                        Sept. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Sept. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL         1989       1986     253    216,315        855   $945    $1.10        97.1%
 at Poplar Creek     Chicago, IL         1997       1985     196    178,490        911    945     1.04        96.3%
                                                           ----- ----------      -----   ----    -----        -----
 Subtotal
  -Chicago, IL                                               449    394,805        879   $945    $1.07        96.7%
                                                          ------ ----------      -----   ----    -----        -----

  TOTAL
   PROPERTIES                                             12,250 10,731,998        876   $719    $0.82        94.5%
                                                          ====== ==========       ====   ====    =====        =====





AMLI RESIDENTIAL PROPERTIES TRUST PROPERTY INFORMATION - CONTINUED
As of September 30, 1998
                                                                                           Qtr ended
                                                                                        Sept. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Sept. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA
-----------
Amli:
 at Pleasant Hill    Atlanta, GA                    1996     502    501,816      1,000   $796    $0.80        95.4%
 at Barrett Lakes    Atlanta, GA                    1997     446    460,150      1,032    844     0.82        93.4%
 at River Park       Atlanta, GA                    1997     222    225,892      1,018    865     0.85        94.7%
 at Towne Creek      Gainesville, GA                1989     150    121,722        811    617     0.76        90.4%
 at Willeo Creek     Rosewell, GA        1995       1989     242    297,302      1,229    832     0.68        93.4%
                                                           -----  ---------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                             1,562  1,606,882      1,029   $808    $0.79        93.9%
                                                           -----  ---------      -----   ----    -----       ------
CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Oak Park, IL                   1987     125    105,578        845  1,096     1.30        96.3%
 at Windbrooke       Buffalo Grove, IL   1995       1987     236    213,160        903    989     1.10        97.7%
 at Chevy Chase      Buffalo Grove, IL   1996       1988     592    480,676        812    962     1.19        96.6%
 at Danada           Wheaton, IL         1997    1989/91     600    521,500        869    923     1.06        95.6%
 at Fox Valley                                      1998     272    269,093        989    929     0.94        91.8%
 at Willowbrook      Willowbrook, IL     1996       1987     488    418,404        857    944     1.10        93.3%
                                                           -----  ---------        ---   ----    -----        -----
  Subtotal-
  Chicago, IL                                              2,313  2,008,411        868   $954    $1.10        95.2%
                                                           -----  ---------        ---   ----    -----        -----

EASTERN KANSAS
--------------
AMLI at:
 Regents Crest       Overland Park, KS   1997       1997     368    346,488        942   $729    $0.77        95.1%
                                                           -----  ---------        ---   ----    -----        -----
DALLAS/FT. WORTH
----------------
Amli:
 at Verandah         Arlington, TX       1997    1986/91     538    394,504        733   $678    $0.92        95.0%
                                                           -----  ---------        ---   ----    -----        -----




AMLI RESIDENTIAL PROPERTIES TRUST PROPERTY INFORMATION - CONTINUED
As of September 30, 1998


                                                                                           Qtr ended
                                                                                        Sept. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Sept. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

AUSTIN, TX
----------
Amli:
 at Park Place       Austin, TX          1994       1985     588    397,968        677   $596    $0.88        94.5%
                                                          ------  ---------        ---   ----    -----        -----

HOUSTON, TX
Amli:
 at Champions
  Centre             Houston, TX         1994       1994     192    164,480        857   $754    $0.88        95.7%
 at Champions Park   Houston, TX         1994       1991     246    221,646        901    735     0.82        96.3%
 at Greenwood
  Forest             Houston, TX         1995       1995     316    310,844        984    795     0.81        95.4%
                                                            ----    -------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                             754    696,970        924   $765    $0.83        95.8%
                                                            ---- ----------        ---   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                             6,123  5,451,223        890    821     0.92        94.9%
                                                          ====== ==========        ===   ====    =====        =====
  TOTAL                                                   18,373 16,183,221        881   $753    $0.85        94.6%
                                                          ====== ==========        ===   ====    =====        =====










AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
                                                                          WHOLLY-OWNED
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                     SEPTEMBER 30,                          SEPTEMBER 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store Communities (1) . . . . .     $18,952        18,444        2.8%      56,189        54,693        2.7%
 Stabilized Development
  Communities (2) . . . . . . . . . .         800         --                      2,398         --
 Development and/or Lease-up
  Communities (3) . . . . . . . . . .       1,470           612      140.3%       3,217         1,063      202.6%
 Acquisition Communities (4). . . . .       4,440           405                  12,964           572
 Communities Sold/Contributed
  to Ventures (5) . . . . . . . . . .          11           575                     248         1,668
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $25,673        20,035       28.1%      75,015        57,996       29.3%
                                          =======       =======     =======     =======       =======     =======
Other Revenues
--------------
 Same Store Communities . . . . . . .     $ 1,170         1,067        9.7%       3,236         2,970        9.0%
 Stabilized Development Communities .          38         --                        127         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .         111            57       93.9%         259            92      179.8%
 Acquisition Communities. . . . . . .         286            11                     686            12
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .       --               32                      46            86
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $ 1,606         1,167       37.6%       4,354         3,161       37.7%
                                          =======       =======     =======     =======       =======     =======
Total Property Revenues
-----------------------
 Same Store Communities . . . . . . .     $20,122        19,510        3.1%      59,425        57,663        3.1%
 Stabilized Development Communities .         838         --                      2,525         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .       1,582           669      136.3%       3,475         1,155      200.8%
 Acquisition Communities. . . . . . .       4,726           417                  13,650           584
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .          10           607                     294         1,755
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $27,279        21,203       28.7%      79,369        61,157       29.8%
                                          =======       =======     =======     =======       =======     =======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - Continued

                                                                          WHOLLY-OWNED
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                     SEPTEMBER 30,                         SEPTEMBER 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
Total Operating Expenses
------------------------
 Same Store  Communities. . . . . . .     $ 8,428         8,160        3.3%      24,290        23,641        2.7%
 Stabilized Development
  Communities . . . . . . . . . . . .         315         --                        912         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .         636           389       63.3%       1,490           742      100.9%
 Acquisition Communities. . . . . . .       1,770           139                   5,346           193
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .          30           333                     432           907
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $11,179         9,022       23.9%      32,470        25,483       27.4%
                                          =======       =======     =======     =======       =======     =======
Property EBITDA
---------------
 Same Store Communities . . . . . . .     $11,694        11,350        3.0%      35,135        34,022        3.3%
 Stabilized Development
  Communities . . . . . . . . . . . .         523         --                      1,613         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .         946           280                   1,986           414
 Acquisition Communities. . . . . . .       2,956           277                   8,304           391
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .         (20)          274                    (138)          848
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $16,099        12,181       32.2%      46,899        35,675       31.5%
                                          =======       =======     =======     =======       =======     =======
Company's share of
  Co-investment EBITDA. . . . . . . .

Percent of
 Co-investment
 EBITDA . . . . . . . . . . . . . . .





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - Continued
                                                           WHOLLY-OWNED & CO-INVESTMENTS AT 100%
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                     SEPTEMBER 30,                         SEPTEMBER 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store Communities (1) . . . . .     $27,682        26,771        3.4%      81,771        79,326        3.1%
 Stabilized Development
  Communities (2) . . . . . . . . . .       2,391         --                      7,164          --
 Development and/or Lease-up
  Communities (3) . . . . . . . . . .       4,648         2,095                   9,100         3,517
 Acquisition Communities (4). . . . .       7,830         2,975      163.2%      22,972         6,178      271.8%
 Communities Sold/Contributed
  to Ventures (5) . . . . . . . . . .          11           575                     248         1,668
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $42,561        32,416       31.3%     121,256        90,690       33.7%
                                          =======       =======     =======     =======       =======     =======
Other Revenues
--------------
 Same Store Communities . . . . . . .      $1,674         1,513       10.6%       4,574         4,266        7.2%
 Stabilized Development
  Communities . . . . . . . . . . . .         133         --                        382         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .         363           167                     803           292
 Acquisition Communities. . . . . . .         540           200      170.4%       1,371           370      270.6%
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .       --               32                      46            86
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .      $2,710         1,912       41.8%       7,177         5,015       43.1%
                                          =======       =======     =======     =======       =======     =======
Total Property Revenues
-----------------------
 Same Store Communities . . . . . . .     $29,355        28,284        3.8%      86,345        83,592        3.3%
 Stabilized Development
  Communities . . . . . . . . . . . .       2,524         --                      7,546         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .       5,011         2,262                   9,904         3,810
 Acquisition Communities. . . . . . .       8,370         3,175      163.6%      24,344         6,548      271.8%
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .          10           607                     294         1,755
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $45,270        34,327       31.9%     128,433        95,705       34.2%
                                          =======       =======     =======     =======       =======     =======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - Continued
                                                          WHOLLY-OWNED & CO-INVESTMENTS AT 100%
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                    SEPTEMBER 30,                          SEPTEMBER 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
Total Operating Expenses
------------------------
 Same Store  Communities. . . . . . .     $12,025        11,738        2.5%      34,977        33,939        3.1%
 Stabilized Development
  Communities . . . . . . . . . . . .         896         --                      2,688         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .       2,094         1,174       78.4%       4,636         2,425       91.2%
 Acquisition Communities. . . . . . .       3,233         1,291      150.4%       9,599         2,516      281.6%
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .          30           333                     432           907
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $18,279        14,535       25.8%      52,333        39,787       31.5%
                                          =======       =======     =======     =======       =======     =======
Property EBITDA
---------------
 Same Store Communities . . . . . . .     $17,330        16,546        4.7%      51,369        49,653        3.5%
 Stabilized Development
  Communities . . . . . . . . . . . .       1,628         --                      4,858         --
 Development and/or Lease-up
  Communities . . . . . . . . . . . .       2,917         1,088                   5,268         1,385
 Acquisition Communities. . . . . . .       5,136         1,883      172.8%      14,744         4,033      265.5%
 Communities Sold/Contributed
  to Ventures . . . . . . . . . . . .         (20)          274                    (138)          848
                                          -------       -------     -------     -------       -------     -------
    Total . . . . . . . . . . . . . .     $26,992        19,791       36.4%      76,100        55,919       36.1%
                                          =======       =======     =======     =======       =======     =======
Company's share of
  Co-investment EBITDA. . . . . . . .       2,605         1,828       42.5%       7,930         5,297       49.7%
                                          =======       =======     =======     =======       =======     =======
Percent of Co-investment
 EBITDA . . . . . . . . . . . . . . .         10%            9%                     10%            9%
                                          =======       =======                 =======       =======

(1)   Stabilized Communities at 1/1/97.
(2)   Development Communities stabilized after 1/1/97 but before 1/1/98.
(3)   Development Communities not yet stabilized.
(4)   Stabilized Communities acquired after 1/1/97.
(5)   Communities sold or contributed to co-investment ventures.
